EXHIBIT 10.13

               AMENDMENT NO. 8 TO FINANCING AGREEMENTS
               ---------------------------------------

                                   April 17, 1997


Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

Gentlemen:

     Congress Financial Corporation ("Congress") and Eastco Industrial Safety Corp. ("Eastco") have entered into certain financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated as of October 1, 1991, between Congress and Eastco, as amended (the "Accounts Agreement"), the Covenants Supplement to Accounts Financing Agreement [Security Agreement], dated as of October 1, 1991, between Congress and Eastco, as amended (the "Covenants Supplement") and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Accounts Agreement and the Covenants Supplement, as the same have hereto fore or contemporaneously been or may be hereafter amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Eastco and its wholly-owned subsidiary, Eastco Glove Technologies, Inc. (Eastco Glove") have entered into the Asset Purchase Agreement, dated April 17, 1997, by and among PR Industries, Inc. ("PRI"), Steven Robins, Phillip Robins, Eastco Glove and Eastco pursuant to which Eastco Glove will purchase certain machinery, equipment and inventory of PRI (the "Asset Purchase"). Eastco and Eastco Glove have also entered into the Stock Exchange Agreement, dated April 17, 1997, by and among Steven Robins, Phillip Robins, Eastco Glove and Eastco pursuant to which Eastco Glove will acquire from Steven Robins and Phillip Robins all of the issued and outstanding shares of the capital stock of Protective Knitting, Inc. ("PKI") in exchange for 100,000 shares of common stock of Eastco (the "Stock Acquisition").

     Eastco has requested that Congress (a) consent to the Asset Purchase,
(b) consent to the Stock Acquisition, (c) agree to make loans and other financial accommodations to Eastco Glove as a borrower under the Financing Agreements, including a term loan in the original principal amount of $217,000, (d) agree to make PKI a guarantor of the obligations of Eastco to Congress under the Financing Agreements, and (e) agree to certain amendments to the Financing Agreements in connection with all of the foregoing.

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     Congress is willing to (a) consent to the Asset Purchase, (b) consent to the Stock Acquisition, (c) agree to make such loans and other financial accommodations to Eastco Glove as a borrower under the Financing Agreements, including the term loan, (d) agree to make PKI a guarantor of the obligations of Eastco to Congress under the Financing Agreement, and (e) agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Congress and Eastco desire and intend to evidence such consents, agreements and amendments.

     In consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1.   Definitions.
          -----------

          (a)  Additional Definitions.  As used in this Amendment,
               ----------------------
the following terms shall have the respective meanings given to them below and the Accounts Agreement and the Covenants Supplement shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:

               (i) "Acquired Stock" shall mean all of the issued and outstanding stock of PKI acquired by Eastco Glove pursuant to the Purchase Agreements.

               (ii) "Eastco" shall mean Eastco Industrial Safety Corp., a New York corporation, and its successors and assigns.

               (iii) "Eastco Glove" shall mean Eastco Glove Technologies, Inc., a Minnesota corporation, and its successors and assigns.

               (iv) "PKI" shall mean Protective Knitting, Inc., a Minnesota corporation, and its successors and assigns.

               (v) "Purchase Agreements" shall mean, individually and collectively, the Asset Purchase Agreement, dated April 17, 1997, by and among Eastco, Eastco Glove, PR Industries, Inc., Steven Robins and Phillip Robins, the Stock exchange Agreement, dated April 17, 1997, by and among Eastco, Eastco Glove, Steven Robins and Phillip Robins and all bills of sale, assignment and assumption agreements and agreements of transfer as are referred to therein and all side letters with respect thereto, and all agreements, documents and instruments executed and/or delivered in connection therewith, as all of the foregoing now exist or any hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (vi) "Purchased Assets" shall mean all of the assets and properties acquired by Eastco Glove from PR Industries, Inc. pursuant to the Purchase Agreements.

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               (vii)     "Term Loan" shall mean the outstanding Obligations
owed to Congress by Eastco Glove consisting of the secured term loan made by Congress to Eastco glove evidenced by the Term Note.

               (viii) "Term Note" shall mean the Term Promissory Note, dated of even date herewith, made by Eastco Glove payable to Congress in the original principal amount of $217,000.

          (b)  Amendments to Definitions.
               -------------------------

               (i) All references to the term "Borrower" in the Accounts Agreement, the Covenants Supplement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean, individually and collectively, Eastco and Eastco Glove, and their respective successors and assigns.

               (ii) All references to the term "Financing Agreements" in the Accounts Agreement, the Covenants Supplement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include the Term Note, the Guarantee and Waiver by PKI in favor of Congress of the obligations of Eastco and Eastco Glove to Congress and the General Security Agreement by PKI in favor of Congress.

               (iii) All references to the term "Obligations" in the Accounts Agreement, the Covenants Supplement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include the Term Loan.

          (c)  Interpretation.  For purposes of this Amendment,
               --------------
unless otherwise defined herein, all terms used herein, shall have the respective meanings assigned to such terms in the Financing Agreements.

     2.   Consent.  Subject to the terms and conditions contained
          -------
herein, Lender hereby confirms that it has no objection to (a) the purchase by Eastco Glove of the Purchased Assets from PKI pursuant to the terms of the Purchase Agreements (as in effect on the date hereof) and (b) the acquisition by Eastco Glove of the Acquired Stock pursuant to the terms of the Purchase Agreements (as in effect on the date hereof).

     3.   Term Loan.  Subject to, and upon the terms and conditions
          ---------
contained herein, and in the other Financing Agreements, Congress agrees to make the Term Loan to Eastco Glove on the date hereof in the original principal amount of $217,000. The Term Loan is (a) evidenced by the Term
Note in the original principal amount of $217,000 executed and delivered by Eastco Glove to Congress concurrently herewith, (b) to be repaid, together with interest and other amounts payable thereunder, in accordance with the provisions of the Term Note, the Accounts Agreement, the covenants Supplement, this Amendment and the other Financing Agreements, and (c) secured by all of the Collateral.

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     4.   Amendment Fee.  In consideration of the amendments set
          -------------
forth herein, Borrower may, on the date hereof, pay to Lender, or Lender at its option shall charge the account of Borrower maintained by Lender, an amendment fee in the amount of $4,400, which fee is fully earned as of the date hereof.

     5.   Conditions Precedent.  The effectiveness of the consent
          --------------------
in Section 2 above and the other amendments to the Financing Agreements provided for herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to
Lender:

          (a) Congress shall have received, in form and substance satisfactory to Congress, evidence that the Purchase Agreements have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated under the terms of the Purchase Agreements have been consummated prior to or contemporaneously with the execution of this Amendment;

          (b) no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred;

          (c) Congress shall have received, in form and substance satisfactory to Congress, an original of the Term Note, duly authorized, executed and delivered by Eastco Glove;

          (d) Congress shall have received true, correct and complete copies of the Purchase Agreements;

          (e) Congress shall have received, in form and substance satisfactory to Congress, a Guarantee and Waiver, a General Security Agreement and UCC-1 financing statements, duly authorized, executed and delivered by PKI;

          (f) Congress shall have received, in form and substance satisfactory to Congress, an amended Exhibit 2.1 to the Covenants Supplement listing all the subsidiaries of each of Eastco and Eastco Glove as of the date hereof;

          (g) Congress shall have received, in form and substance satisfactory to Congress, a Landlord Agreement by PR Industries in favor of Congress with respect to the location leased by Eastco Glove situated at 4311 Peavey Road, Chaska, Minnesota;

          (h) Congress shall have received, in form and substance satisfactory to Congress, evidence that all liens and encumbrances on the

Purchased Assets have been released by any such lien holders;

          (i) Congress shall have received, in form and substance satisfactory to Congress, copies of all documents and records with respect to requisite corporate actions and proceedings which Congress may have requested in connection with this Amendment and such documents where requested by Congress or its counsel to be certified by appropriate corporate officers or governmental authorities; and

          (j) Congress shall have received, an original of this Amendment, duly authorized, executed and delivered by Eastco, Eastco Glove, Puerto Rico Safety Equipment Corporation, Puerto Rico Safety Corporation, Disposable Safety Wear Inc., Safety Wear Corp. and PKI.

     6.   Representations and Warranties.  Borrower hereby
          ------------------------------
represents, warrants and covenants with and to Congress as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery thereof, and the truth and accuracy of, and compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of the loans by Congress to Eastco and Eastco Glove.

          (a) The Purchase Agreements and the transactions contemplated hereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver, except as may be disclosed to Congress and consented to in writing by Congress) of all conditions precedent set forth therein and giving effect to the terms of the Purchase Agreements and the assignments to be executed and delivered thereunder, Borrower acquired and has good and marketable title to the Purchased Assets and Acquired Stock, free and clear of all claims, liens, pledges and encumbrances of any kind, except as permitted pursuant to the term of the Financing Agreements.

          (b) All actions and proceedings, required by the Purchase Agreements, applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act ;of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated.

          (c) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Purchase Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Purchase Agreements.

          (d) Borrower has delivered, or cause to be delivered, to Congress, true, correct and complete copies of the Purchase Agreements.

          (e) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the financing Agreements, made by this Amendment.

          (f) This Amendment has been duly executed and delivered by Eastco, Eastco Glove and the other parties hereto and is in full force and effect as of the date hereof and the agreements and obligations of the Eastco, Eastco Glove and the other parties hereto contained herein constitute legal, valid and binding obligations of Eastco, Eastco Glove and the parties hereto enforceable against Eastco, Eastco Glove and the parties hereto in accordance with its terms.

     7.   Effect of this Amendment.  Except as specifically
          ------------------------
modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     8.   Further Assurances.  The parties hereto shall execute and
          ------------------
deliver such additional documents and take such additional action as may be requested by such parties to effectuate the provisions and purposes of this Amendment.

     9.   Governing Law.  The validity, construction and effect of
          -------------
this Agreement shall be governed by the laws of the State of New York.

     10.  Binding Effect.  This Amendment shall be binding upon and
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inure to the benefit of each of the parties hereto and their respective successors and assigns.

     11.  Counterparts.  This Amendment may be executed in any
          ------------
number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                                   Very truly yours,

                                   EASTCO INDUSTRIAL SAFETY CORP.

                                   By:  \s\ Arthur Wasserspring
                                        -----------------------
                                   Title: Vice-President of Finance


                                   EASTCO GLOVE TECHNOLOGIES, INC.

                                   By:  \s\ Arthur Wasserspring
                                        -------------------------
                                   Title: Vice-President


ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:  \s\ Andrew Robin
     -------------------------
Title: Senior Vice-President

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                              CONSENT
                              -------

     The undersigned guarantors hereby consent to the foregoing Amendment and ratify and confirm the terms of their respective Guarantee and Waivers as applicable to all present and future indebtedness, liabilities and obligations of EASTCO INDUSTRIAL SAFETY CORP. and EASTCO GLOVE TECHNOLOGIES, INC. to CONGRESS FINANCIAL CORPORATION including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended pursuant to the foregoing.

                         PUERTO RICO SAFETY EQUIPMENT CORPORATION

                         By: \s\ Arthur Wasserspring
                             -------------------------
                         Title: Vice President


                         PUERTO RICO SAFETY CORPORATION

                         By: \s\ Arthur Wasserspring
                             -------------------------
                         Title: Vice President


                         DISPOSABLE SAFETY WEAR INC.

                         By: \s\ Arthur Wasserspring
                             -------------------------
                         Title: Vice President


                         SAFETY WEAR CORP.

                         By: \s\ Arthur Wasserspring
                             -------------------------
                         Title: Vice President


                         PROTECTIVE KNITTING, INC.


                         By: \s\ Arthur Wasserspring
                             -------------------------
                         Title: Vice President